UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2006

ISONICS CORPORATION

(Exact name of registrant as specified in its charter)

California	001-12531	77-0338561
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

5906 McIntyre Street, Golden, Colorado 80403

Address of principal executive offices

303-279-7900

Telephone number, including
Area code

Not applicable

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 – Entry into a Material Definitive Agreement

Purchase of 6% Secured Convertible Debenture

On November 14, 2006, Cornell Capital Partners, L.P. (“Cornell”) completed its obligations under a Securities Purchase Agreement dated May 30, 2006, to purchase a 6% secured convertible debenture with a principal amount of $3,000,000 (resulting in net proceeds of $2,835,000 to Isonics after the payment of a fee to Yorkville Advisors, LLC, an affiliate of Cornell, for reimbursement of expenses and a commitment fee).  As a result of this purchase, Cornell has acquired three 6% secured convertible debentures (the “6% Debentures”) in an aggregate principal amount of $16,000,000.  Unless previously paid or converted, the 6% Debentures are due May 30, 2009.

We intend to use the net proceeds received from the issuance of the 6% Debenture issued on November 14, 2006, to continue expansion of our semiconductor business and to develop and commercialize our homeland security products.

The 6% Debentures bear an interest rate of 6%.  Interest is payable at maturity, and we may elect to pay the interest amount in cash or shares of our common stock.  If we elect to pay interest in shares of our common stock, the shares will be valued at 88% of the average VWAP (volume weighted average price) of our common stock for the five trading days immediately preceding the maturity date.  The 6% Debentures will mature on May 30, 2009 unless previously paid or converted into shares of our common stock.

We may prepay the principal amount of the 6% Debentures at any time upon not less than ten trading days notice provided the closing bid price of our stock is less than $2.50 per share.  In order to redeem the 6% Debentures in that circumstance, we will also have to pay a 20% prepayment premium.  If the price is greater than $2.50 per share for 20 consecutive trading days and there is an effective registration statement, we can force the holder to convert the outstanding principal and interest into shares of our common stock without any prepayment premium.

The holders may convert the 6% Debentures into shares of our common stock at any time (and from time to time) at a conversion price of $1.25 per share.  The holder may convert the 6% Debenture into shares of our common stock at a price equal to 80% of the average of the two lowest daily VWAPs of the common stock during the five trading days immediately preceding the conversion date (“Market Conversion Price”).  There are some restrictions on the holder’s right to convert:

•                                          In no case may the holder convert the 6% Debentures if it would result in beneficial ownership of more than 4.99% of our outstanding common stock (though this provision can be waived by the holder upon 65 days prior notice);

•                                          Through January 25, 2007, the holder may not convert the 6% Debentures at the Market Conversion Price in an amount more than $200,000 per seven calendar day period.  After January 25, 2007, the conversion limitation is $400,000 per seven calendar day period.

Under certain circumstances, the 6% Debenture holders are entitled to have the conversion price adjusted to correspond to common stock holders’ rights to any stock dividend, stock split, stock combination or reclassification of shares.  The $1.25 conversion price (the “Fixed Conversion Price”) is also subject to a weighted average dilution adjustment if we issue shares of our capital stock at an effective price of less than $1.25 per share.  No adjustment will be made for the issuance of “Excluded Securities,” which includes:

(a)           any issuance of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital),
(b)           any issuance of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity,
(c)           options to purchase shares of our common stock, provided (I) such options are issued after the date of the 6% Debenture to our employees within 30 days of such employee’s starting his employment with us, and (II) the exercise price of such options is not less than the closing price of the common stock on the date of issuance of such option,
(d)           securities issued pursuant to an “Approved Stock Plan” (including any employee benefit plan which has been approved or is in the future approved by our board of directors, pursuant to which our securities may be issued to any employee, consultant, officer or director for services provided to us),
(e)           up to 1,000,000 shares without registration rights and not pursuant to Form S-8 that may be issued from time to time at a price no less than the VWAP ending within three business days prior to the completion of the transaction (the primary purpose of which is not to raise equity capital), and
(f)           any issuance of securities to holders of our other outstanding securities provided such transactions are in accordance with the terms of such instrument (including any anti-dilution protection contained in such instrument) or are on terms determined by our board of directors to be no less favorable to Isonics than the existing terms.

Through May 30, 2007 (or until the 6% Debentures and related accrued interest have been repaid if sooner), the holder of the 6% Debentures has a right of first refusal to participate in 50% of any future financing to raise equity.  After May 30, 2007 (or until the 6% Debentures and related accrued interest have been repaid, if sooner), the holder’s right to participate is reduced to 25%.  We also agreed not to issue or sell any capital stock (other than Excluded Securities) below a defined market-based price, grant security interests (with certain exceptions), or file Form S-8 registration statements without the holder’s consent so long as the 6% Debentures are outstanding.

Without the holder’s consent, we agreed not to enter into any debt agreements.  However, we are authorized to grant security interests for capital lease financing, in cases where the security interest is in the nature of a purchase money security interest, and to enter into debt agreements for funds used for acquisitions of a business that has positive earnings before interest, taxes, depreciation, and amortization expenses or to refinance a purchase money security interest initially taken.

We also granted the 6% Debentures holders a security interest in all of our assets and our subsidiaries, including Isonics Vancouver, Inc., Protection Plus Security Corporation, and Isonics Homeland Security and Defense Corporation.  Under the security agreements with Isonics and our subsidiaries, we agreed not to terminate or materially change the positions of James E. Alexander, Boris Rubizhevsky, and John Sakys without Cornell’s prior written consent.  The security agreements state that the employment of James E. Alexander, Boris Rubizhevsky, and John Sakys in their current positions were material factors in Cornell’s willingness to institute and maintain a lending relationship with Isonics.  The security agreements also prohibit change of control transactions and other significant events without the secured party’s prior consent.

Events of default under the 6% Debenture include non-payment of amounts when due, a failure to timely deliver securities upon a conversion or in payment of interest, a bankruptcy, a failure to be listed on the Nasdaq Capital Market or the OTC Bulletin Board, a change of control transaction, a default in other indebtedness exceeding $500,000, and a failure to comply with other covenants, representations, and warranties of the agreement.

Remedies for an event of default, include the option to accelerate payment of the full principal amount of the Debentures, together with interest and other amounts due, to the date of acceleration.  The holder may request payment of such amounts in common stock or in cash.

Status of Warrants

We had previously issued to Cornell three warrants to purchase a total of 8,000,000 shares of our common stock (the “Warrants”) at exercise prices of $1.25 per share (2,000,000 warrants), $1.75 per share (3,000,000 warrants) and $2.00 per share (3,000,000 warrants).  Each of the warrants can be exercised for a period of three years from May 30, 2006.  The warrants are exercisable for cash only, unless after January 15, 2007, we do not have a registration statement effective that permits the resale of the underlying shares, at which time the holder may exercise the warrant via a cashless exercise.  As discussed below, it is not likely that the required registration statement will be effective by January 15, 2007, and therefore the Warrants exercisable at $1.75 and $2.00 will likely be exercisable on a cashless basis.

Status of Registration Rights Agreement

As a part of the initial transaction with Cornell, we entered into a Registration Rights Agreement.  In accordance with the requirements of the Registration Rights Agreement, we filed a registration statement on Form S-3 for the resale of 8,375,000 shares, including 660,000 shares issued to Cornell and an unaffiliated party which provided us services in connection with completing the transaction, 2,000,000 shares exercisable under the $1.25 Warrant, and 6,075,000 shares issuable upon conversion of the 6% Debentures.  We expect this registration statement to be declared effective on November 20, 2006.

Under the terms of the Registration Rights Agreement, we were obligated to obtain effectiveness of that registration statement before September 27, 2006.  We were unable to do so and, as a result, became obligated to pay liquidated damages equal to 1% of the liquidated value of the 6% Debentures outstanding for each 30 day period after September 27, 2006.  Cornell waived our obligation to pay these liquidated damages.

Under the Securities Purchase Agreement, we had an obligation to obtain shareholder approval of the Cornell transaction and an increase in our authorized capitalization to 175,000,000 shares by October 31, 2006, and following such approval we have an obligation to file a new registration for the additional shares by November 30, 2006 and to achieve effectiveness of that registration statement by January 15, 2007.  Although our shareholders approved the Cornell transaction on October 30, 2006, and more votes were cast for the increase in authorized capitalization than against it, we did not receive the votes for the increase in authorized capitalization necessary to complete the amendment as required by California law.  For that reason, we expect to be calling another meeting of our shareholders in January or February 2007 to reconsider a proposal to increase our authorized capitalization.

The Registration Rights Agreement also required that no later than November 30, 2006, we file a new registration statement increasing the number of registered shares to an amount equal to three times the number of shares issuable upon conversion of the 6% Debentures and exercise of the Warrants.  Because our shareholders did not approve the increase in authorized capitalization, we will not be able to file the new registration statement by November 30, 2006 or to obtain its effectiveness by January 15, 2006.  In addition, based on interpretations by the Securities and Exchange Commission, it is possible that, even when filed, it is not likely that we will be able to obtain effectiveness of that new registration statement.  Consequently (and unless waived by Cornell), we will be obligated to pay liquidated damages for a year (the contractual limitation).  We may elect to pay any liquidated damages in cash or shares of our common stock

The Registration Rights Agreement contains mutual indemnification provisions by which we agree to indemnify the Investors in certain circumstances, and the investors agree to indemnify us in other circumstances.

Share Issuance Limitations

As discussed in prior filings, the 6% Debentures and the Warrants have certain limitations on our ability to issue shares to the holders.  Under the terms of the 6% Debentures and the Warrants, we are prohibited from issuing shares of our common stock to the holders of the 6% Debentures (upon conversion, in payment of interest, or in redemption or payment of the Debentures) and the Warrants (upon exercise) if the issuance would result in any holder owning more than 4.99% of our outstanding common stock (although the holders can waive this provision upon more than 65 days notice to us).

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the discussion in Item 1.01, above, which discusses the obligation created by the 6% Debenture in a principal amount of $3,000,000 purchased by Cornell.  The 6% Debentures issued to date (in an aggregate principal amount of $16,000,000) constitute a direct financial obligation.

Item 3.02 Unregistered Sales of Securities

As described in Item 1.01, above, on November 14, 2006, Cornell purchased a 6% Debentures in the principal amount of $3,000,000, resulting in a total principal amount of outstanding 6% Debentures of $16,000,000.  The following sets forth the information required by Item 701 of Regulation S-K in connection with this transaction:

(a)           The transaction was completed effective November 14, 2006 with respect to one 6% Debenture in the amount of $3,000,000.  The 6% Debenture and accrued interest are convertible into shares of our common stock, subject to the conditions described above, and we are entitled to redeem or pay the 6% Debenture by issuing shares of our common stock.

(b)           There was no underwriter in this placement.  We paid a $165,000 commitment fee to Yorkville Advisors, LLC, an affiliate of Cornell from the proceeds of the transaction.

(c)           The total purchased by Cornell was a 6% Debenture in the principal amount of $3,000,000.

(d)           We relied on the exemption from registration provided by Sections 4(2) and 4(6) of the Securities Act of 1933 and Rule 506 promulgated thereunder for this transaction.  We did not engage in any public advertising or general solicitation in connection with this transaction.  We provided the investor with disclosure of all aspects of our business, including providing the Investors with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information.  Based on our investigation, we believe that the investors obtained all information regarding Isonics that they requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes.  Cornell represented to us that it was an accredited investor.

(e)           The 6% Debentures are convertible into common stock as described in Item 1.01, above.

(f)            Not applicable.

Item 9.01 – Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(c)                                  Shell Company Transactions

Not applicable.

(d)                                 Exhibits

10.1                           6% Secured Convertible Debenture no. CCP-5: $3,000,000 principal

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 17th day of November 2006.

Isonics Corporation

By:	/s/ James E. Alexander
James E. Alexander
President and Chief Executive Officer